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                                                                   EXHIBIT 10.27


                                    AMENDMENT
                                       TO
     AMENDED AND RESTATED PLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING)

         This Amendment ("Amendment") to the AMENDED AND RESTATED PLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING) by and among IBM BELGIUM FINANCIAL SERVICES S.A., with a registered number of R.C. Brussels451.673 with an address of Square Victoria Regina 1,BE-1210 Brussels VAT BE 424300467 ("IBM GF" or "US"), SUPPLIERS DISTRIBUTORS S.A. with a registered number of RC Liege 208795 with an address of Rue Louis Bleriot 5, B-4460 Grace-Hologne, Belgium ("SDSA"), and BUSINESS SUPPLIES DISTRIBUTORS EUROPE BV a Netherlands company registered in Maastricht with a Netherlands trade registration number of HR Maastricht 14062763 with an address of Dalderhaag 13, 6136 Sittard, The Netherlands ("BSDE") (SDSA and BSDE COLLECTIVELY, "YOU"), PFS WEB B.V a Netherlands company registered in Maastricht under the number 17109541 with a Belgian trade registration number of R.C. Liege 204162 ("PFS WEB B.V.") (SDSA, BSDE and PFS Web B.V. collectively, the "LOAN PARTIES") is effective as of 13 November 2002.

                                    RECITALS:

         A. The Loan Parties and IBM GF have entered into that certain AMENDED AND RESTATED PLATINUM PLAN AGREEMENT (WITH INVOICE DISCOUNTING) dated as of March 29, 2002 (the "Agreement");

         B. PFS, as defined in the Agreement, has expressed its desire to acquire from IFP, as defined in the Agreement, its fifty one percent (51%) share of Holdings, as defined in the Agreement, ("Proposed Acquisition");

         C. IBM GF consents to the Proposed Acquisition subject to the terms and conditions set forth herein; and

         D. The parties have agreed to modify the Agreement as more specifically set forth below, upon and subject to the terms and conditions set forth herein.

                                    AGREEMENT

         NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, IBM GF and the Loan Parties hereby agree as follows:

SECTION 1. DEFINITIONS. All capitalized terms not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 2. AMENDMENT. Subject to Section 4 hereof, the Agreement is hereby amended as follows:

         A. The Agreement is hereby amended as follows:

         (a) Section 1.1 is hereby amended by (i) deleting the reference to IFP within the definition of "AIF and (ii) deleting the definition of "IFP";

         (b) Section 9.1.12(b) and b are hereby amended by deleting it in its entirety and substituting, in lieu thereof, the following:


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                  "PFS ceases to directly owns One Hundred Percent (100%) of the membership interests of Holdings or (c) Holdings ceases to directly own One Hundred Percent (100%) of the capital stock of SDI"

         B. The Schedule to the Agreement is hereby amended by deleting such
Schedule in its entirety and substituting, in lieu thereof, the Schedule attached hereto. Such new Schedule shall be effective as of the date specified in the new Schedule. The changes contained in the new Schedule include, without limitation, the following:

FINANCIAL COVENANTS


--------------------------------------------------------------------------------
SDSA and BSDE will be required, on a consolidated basis, to maintain the following financial ratios, percentages and amounts on a year to date basis as of the last day of the fiscal period under review (monthly, quarterly and annually) by us and IBM Credit:

            Covenant                                 Covenant Requirement
            --------                                 --------------------

(i)         Debt to Tangible Net Worth               Greater than Zero and
                                                     Less than 7.0:1.0

(ii)        Net Profit after Tax to Revenue          Greater than 0.10 percent

(iii)       Working Capital Turnover (WCTO)          Greater than Zero and
                                                     Less than 43.0:1.0

PFSweb, Inc. will be required to maintain the following financial ratios, percentages and amounts as of the last day of the fiscal period under review (monthly, quarterly and annually) by IBM Credit:

                                          Covenant
                   Covenant              Requirement             Date as of
                   --------              -----------             ----------

(i)          Minimum Tangible Net      $24,000,000.00            09/30/02
                     Worth             $20,000,000.00            10/31/02
                                       $20,000,000.00            11/30/02
                                       $20,000,000.00            12/31/02
                                       $18,000,000.00            01/31/03
                                       $18,000,000.00            02/28/03
                                       $18,000,000.00            03/31/03

SECTION 3. CONSENT. IBM GF consents to the Proposed Acquisition subject to the terms and conditions hereof (including, without limitation, Section 4 hereof).

SECTION 4. CONDITIONS OF EFFECTIVENESS OF CONSENT AND AMENDMENT.

         (a) This Amendment shall have been authorized, executed and delivered by each of the parties hereto and IBM GF shall have received a copy of a fully executed Amendment.

         (b) IBM Credit shall have received a certified copy of the acquisition agreement pursuant to which PFS will acquire all of IFP's interest in Holdings for $332.000 and such agreement shall be in form and substance satisfactory to IBM Credit.

SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Loan Party makes to IBM GF the following representations and warranties all of which are material and are made to induce IBM GF to enter into this Amendment.

SECTION 5.1 ACCURACY AND COMPLETENESS OF WARRANTIES AND REPRESENTATIONS. All representations made by the Loan Party in the Agreement were true and accurate and complete in every respect as of the date made, and, as amended by this Amendment, all representations made by the Loan

Party in the Agreement are true, accurate and complete in every material respect as of the date hereof, and do not fail to disclose any material fact necessary to make representations not misleading.

SECTION 5.2 VIOLATION OF OTHER AGREEMENTS. The execution and delivery of this Amendment and the performance and observance of the covenants to be performed and observed hereunder do not violate or cause any Loan Party not to be in compliance with the terms of any agreement to which such Loan Party is a party.

SECTION 5.3 LITIGATION. Except as has been disclosed by the Loan Party to IBM GF in writing, there is no litigation, proceeding, investigation or labor dispute pending or threatened against any Loan Party, which, if adversely determined, would materially adversely affect the Loan Party's ability to perform such Loan Party's obligations under the Agreement and the other documents, instruments and agreements executed in connection therewith or pursuant hereto.

SECTION 5.4 ENFORCEABILITY OF AMENDMENT. This Amendment has been duly authorized, executed and delivered by each Loan Party and is enforceable against each Loan Party in accordance with its terms.

SECTION 6. RATIFICATION OF AGREEMENT. Except as specifically amended hereby, all of the provisions of the Agreement shall remain unamended and in full force and effect. Each Loan Party hereby ratifies, confirms and agrees that the Agreement, as amended hereby, represents a valid and enforceable obligation of such Loan Party, and is not subject to any claims, offsets or defenses.

SECTION 7. RATIFICATION OF GUARANTY. Each of Holdings, SDI, PFSweb and PFS hereby ratify and confirm their respective guaranties in favor of IBM GF and agree that such guaranties remain in full force and effect and that the term "Liabilities", as used therein include, without limitation the indebtedness liabilities and obligations of SDSA and BSDE under the Agreement as amended hereby.

SECTION 8. GOVERNING LAW. This Amendment shall be governed by and interpreted in accordance with the laws which govern the Agreement.

SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which shall constitute one agreement.

         IN WITNESS WHEREOF, each Loan Party has read this entire Amendment, and has caused its authorized representatives to execute this Amendment and has caused its corporate seal, if any, to be affixed hereto as of the date first written above.

IBM BELGIUM FINANCIAL SERVICES S.A.            SUPPLIERS DISTRIBUTORS S.A.

By:                                            By:
   --------------------------------------         -------------------------------------

Print Name:                                    Print Name:
           ------------------------------                 -----------------------------

Title:                                         Title:
      -----------------------------------            ----------------------------------

BUSINESS SUPPLIES DISTRIBUTORS EUROPE BV       PFS WEB B.V.

By:                                            By:
   --------------------------------------         -------------------------------------

Print Name:                                    Print Name:
           ------------------------------                 -----------------------------

Title:                                         Title:
      -----------------------------------            ----------------------------------